SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2005

                                 LTX CORPORATION
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               (Exact name of registrant as specified in charter)

       Massachusetts                   000-10761                  04-2594045
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      (State or other                (Commission                (IRS Employer
jurisdiction of incorporation)       File Number)            Identification No.)


      50 Rosemont Road, Westwood, Massachusetts                      02090
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       (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (781) 461-1000
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

           On November 10, 2005, the Company announced that Patrick J. Spratt has been elected to the Board of Directors, effective as of November 10, 2005. Mr. Spratt was also appointed to the Audit Committee, and will serve as that committee's chairman, and appointed to the Corporate Governance and Nominating Committee.

           On November 10, 2005, Robert J. Boehlke resigned from the Board of Directors, effective as of November 10, 2005. Mr. Boehlke did not resign as a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

           The press release issued on November 10, 2005, by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 8.01  Other Events.

           On November 10, 2005, at the Registrant's 2005 Annual Meeting of Stockholders, the Registrant's stockholders approved an amendment of the Registrant's Articles of Organization to increase the number of authorized shares of common stock, $0.05 par value per share, from 100,000,000 to 200,000,000.

Item 9.01  Financial Statements and Exhibits.

       (c) Exhibits

           The following is being filed with this current report on Form 8-K:

           99.1 Press Release entitled "LTX Elects Patrick J. Spratt to the Board of Directors" issued by the Company on November 10, 2005.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 10, 2005            LTX Corporation
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                                   By:  /s/ Mark J. Gallenberger
                                        ----------------------------------------
                                        Mark J. Gallenberger
                                        Vice President & Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------

99.1                            Press release entitled "LTX Elects Patrick J.
                                Spratt to the Board of Directors" dated November 10, 2005